UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 29, 2008
Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland
Park, Kansas	66210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 913-661-1500
Not Applicable
Former name or former address, if changed since last report
Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland
Park, Kansas	66210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 913-661-1500
n/a
Former name or former address, if changed since last report
Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland
Park, Kansas	66210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 913-661-1500
n/a
Former name or former address, if changed since last report
Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland
Park, Kansas	66210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 913-661-1500
n/a
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The information included in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure.
On September 29, 2008, Ferrellgas Partners, L.P. issued a press release regarding its financial results for the fourth fiscal quarter and fiscal year ended July 31, 2008. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 — Press release of Ferrellgas Partners, L.P. dated September 29, 2008, reporting its financial results for the fourth fiscal quarter and fiscal year ended July 31, 2008.
Limitation on Materiality and Incorporation by Reference
The information in this Current Report on Form 8-K related to Items 2.02 and 7.01, including Exhibit 99.1 furnished herewith, is being furnished to the SEC pursuant to Item 2.02 and Item 7.01 of Form 8-K and is not deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, such information is not to be incorporated by reference into any registration statement of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. or other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.
The furnishing of particular information in this Current Report, including Exhibit 99.1 furnished herewith, pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

September 29, 2008	By:	/s/ J. Ryan VanWinkle Name: J. Ryan VanWinkle
Title: Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas Partners Finance Corp.

September 29, 2008	By:	/s/ J. Ryan VanWinkle Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

September 29, 2008	By:	/s/ J. Ryan VanWinkle Name: J. Ryan VanWinkle
Title: Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas Finance Corp.

September 29, 2008	By:	/s/ J. Ryan VanWinkle Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director